UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 18, 2013

SAMSON OIL & GAS LIMITED

(Exact name of registrant as specified in its charter)

Australia	001-33578	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Level 16, AMP Building, 140 St Georges Terrace Perth, Western Australia 6000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  +61 8 9220 9830

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On August 20, 2013, Samson Oil & Gas Limited (“Samson” or the “Company”) (ASX: SSN; NYSE MKT: SSN) announced that it entered into a Subscription Agreement on August 20, 2013 (the “Subscription Agreement”), with certain purchasers. Pursuant to the Subscription Agreement, Samson placed 318,452,166 ordinary shares (which may be represented by American Depositary Shares, or ADSs) and 127,380,866 warrants to purchase 127,380,866 ordinary shares with investors based in the United States and Australia, raising gross proceeds of US$7.3 million (before subtracting total estimated fees and expenses of US$670,000). Purchasers also received 0.4 warrants with each ordinary share purchased. Each warrant entitles its holder to purchase one ordinary share at a cash exercise price of A$0.038 per ordinary share, subject to adjustment, which is US$0.035 based on the exchange rate for August 19, 2013 as published by the Australian Reserve Bank. The offering price per ordinary share and warrant is A$0.025, which is US$0.023 based on the exchange rate for August 19, 2013 as published by the Australian Reserve Bank. The warrants are exercisable upon issuance and will expire at 5:00 p.m., Perth, Australia time on March 31, 2017.

All of the securities were offered and sold pursuant to an effective shelf registration statement on Form S-3, as amended (Registration No. 333-183327) and a prospectus supplement to the base prospectus.

Copies of the form of Subscription Agreement and the terms and conditions of the warrants included in the form of Subscription Agreement are filed as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference.  The foregoing descriptions of the Subscription Agreement and warrants are summaries only and are subject to, and qualified in their entirety by, such exhibits.

A press release announcing the placement is attached to this filing as Exhibit 99.3.

ITEM 8.01 Other Events.

Trading Halt

On August 18, 2013, Samson announced that it had requested a trading halt of its ordinary shares, which are traded on the Australian Securities Exchange Limited (ASX). The trading halt was approved by the ASX. In addition, Samson requested and was granted a trading halt of its ADSs, which are traded on the NYSE MKT. A press release is attached to this filing as Exhibit 99.1.

Australian Supplementary Prospectus

On August 19, 2013, Samson filed a supplementary prospectus (the “Australian Prospectus”) with the Australian Securities and Investments Commission relating to the share placement. A copy of the Australian Prospectus is filed as Exhibit 99.2 to this Current Report on Form 8-K.

The foregoing description of the Australian Prospectus is only a summary and is qualified in its entirety by the text of such exhibit.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Terms and Conditions of Warrants, included in the Form of Subscription Agreement filed as Exhibit 10.1 hereto
5.1	Opinion of Squire Sanders (AU)
10.1	Form of Subscription Agreement by and among Samson Oil & Gas Limited and each of the purchasers party thereto
23.1	Consent of Squire Sanders (AU) (included in Exhibit 5.1)
99.1	Press Release dated August 18, 2013
99.2	Australian Supplementary Prospectus dated August 19, 2013 lodged with the Australian Securities and Investments Commission
99.3	Press Release dated August 20, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2013

SAMSON OIL & GAS LIMITED

	By:	/s/ Robyn Lamont
Robyn Lamont
Chief Financial Officer

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